SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Internet HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-78575
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          eBay Inc. announced a two-for-one stock split on its common stock payable to shareholders of record as of August 4, 2003. eBay began trading on a split-adjusted basis on August 29, 2003. As of September 4, 2003, the share amount of eBay represented by a round lot of 100 Internet HOLDRS is 24.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

                 99.1 Internet HOLDRS Trust Prospectus Supplement dated September 30, 2003 to Prospectus dated July 3, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date:  October 29, 2003                     By:      /s/ MITCHELL M. COX
                                                     -----------------------
                                                     Name:    Mitchell M. Cox
                                                     Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Internet HOLDRS Trust Prospectus Supplement dated September 30, 2003 to Prospectus dated July 3, 2003.